SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 19, 2004 (Date of earliest event reported)
TS&B Holdings Inc (Exact name of registrant as specified in its charter)
UT (State or other jurisdiction of incorporation)	333-74970 (Commission File Number)	30-0123229 (IRS Employer Indentification Number)
	7380 Sand Lake Rd (Address of principal executive offices)	32819 (Zip Code)
Registrant's telephone number, including area code: 407 649 8325

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of TS&B Holdings Inc dated April 19, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2004	TS&B HOLDINGS INC By: /s/ Charles Giannetto Charles Giannetto CLO